Exhibit 10.2

Confidential Treatment has been requested for the redacted portions of this agreement. The redactions are indicated with five asterisks (*****). A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

FIRST AMENDMENT
to the
Crude Oil Purchase Agreement

This amendment agreement (“Amendment”) is made and entered into as of January 1, 2014 (“Effective Date”) by and between Phillips 66 Company, hereinafter referred to as “Party A”, and Freeport-McMoRan Oil & Gas LLC hereinafter referred to as “Party B” (individually a “Party” and collectively, the “Parties”). Terms used herein which are not defined shall have the meaning ascribed to them in the Agreement (as defined below).
WITNESSETH THAT:

WHEREAS, ConocoPhillips Company (“CoP”), predecessor of Party A and Plains Exploration & Production Company (“PXP”), predecessor to Party B entered into a Crude Oil Purchase Agreement dated January 1, 2012 (“Agreement”) and;

WHEREAS, Party A and Party B, as the successors to CoP and PXP, respectively, now desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises of the mutual covenants and agreements herein contained, the Parties agree to amend the Agreement as follows as of the Effective Date:

I.

1. All references to “ConocoPhillips Company” and “CoP” shall be replaced with “Phillips 66 Company” and “Phillips”, respectively.

2. All references to “Plains Exploration & Production Company” and “PXP” shall be replaced with “Freeport-McMoRan Oil & Gas LLC” and “FM O&G”, respectively.

3. The definition of “***** Benchmark” shall be replaced in its entirety with the following: “***** Benchmark” shall mean the average differentials of the daily midpoint price per barrel for “*****” as published by Argus for the relevant Trade Month, exclusive of weekends and holidays. An example of calculation of the ***** Benchmark is set forth in Exhibit 5.”

4. The definition of “Force Majeure” shall be replaced in its entirety with the following: “Force Majeure” means any event or circumstance that was not anticipated as of the Effective Date of this Amendment, which is not within the reasonable control of, or the result of the negligence of, the claiming party, and which, by the exercise of due diligence, the claiming party is unable to overcome or avoid or cause to be avoided. Furthermore, any disruption or breakdown of production or transportation facilities or delays by unaffiliated pipeline carriers in receiving and delivering Sales Volumes tendered shall also constitute Force Majeure. Force Majeure shall not include mere economic loss or hardship to such Party or the shutdown of facilities that are no longer considered economic to operate.”

4. The following definitions shall be added to Section 1.1, Definitions:

“*****” or “*****” means the posted price for crude produced from the ***** which shall be the monthly average of the postings of ***** for the *****, inclusive of weekends and holidays.”

“*****” or “*****” means the posted price for crude produced from the ***** which shall be the monthly average of the postings of ***** for the *****, inclusive of weekends and holidays.”

“Trade Month” means the ***** differentials reported in Argus from the 26th of the month which is two months prior to delivery through the 25th of the month prior to delivery. Example: A September delivered barrel would utilize the published ***** differentials from July 26th through August 25th of such year.”

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5. The language in “OCS Posting Group” in Section 3.1(a)(iii) of the Agreement shall be replaced in its entirety with: “The price to be paid for the OCS Posting Group shall be *****”

6. The language in “Additional Pricing Adjustment” in Section 3.2(a)(ii) of the Agreement shall be replaced in its entirety with: “The Delivery Amount Price for all Sales Volumes delivered to or for the benefit of Phillips produced from the Subject Fields designated as ***** shall be ***** by $***** per Barrel. All other Sales Volumes delivered to or for the benefit of Phillips under this Agreement shall be increased by $.05 per Barrel.”

7. Section 3.2(a)(vi) “Point Arguello Adjustment” shall be deleted.

8. The language in “Arroyo Grande Adjustment” in Section 3.2(a)(vii) shall be replaced in its entirety with: “The Delivery Amount Price for Sales Volumes produced from the Subject Fields designated as Arroyo Grande in Exhibit 1 shall be adjusted for location differential in accordance with Exhibit 4, *****. The ** adjustment shall be $***** per *****greater than *****% or its proportionate share of such *****.”

9. The following shall be added as a new Section 3.2(a)(viii): “The Parties agree to mutually negotiate in good faith the gathering fee applicable to the ***** pipeline.”

10. The following shall be added as a new Section 3.2(a)(ix): “The Parties agree to review in good faith and on a quarterly basis the*****and the impact of the same on the value of*****.”

11. FM O&G’s wiring instructions set forth in Section 4.1 shall be replaced in their entirety with the following:
Bank: Wells Fargo Bank N.A.
ABA#:    121000248
Credit:    Freeport-McMoRan Oil & Gas LLC
Account #: 4974216228
Reference: Crude Oil Purchases

12. The Parties’ accounting contact details set forth in Section 4.3 shall be replaced in their entirety with the following:
“To FM O&G:
Freeport-McMoRan Oil & Gas LLC
700 Milam, Suite 3100
Houston, TX 77002
Attn:    Revenue Accounting
Fax:    713-579-6611

To Phillips:
Phillips 66 Company
600 North Dairy Ashford Road
Houston, TX 77079
Attn:    Supply Trader/West Coast Pipeline
Fax:     832-765-0433”
13. The Parties’ contact details set forth in Section 11.1 shall be replaced in their entirety with the following:
“To FM O&G:
Freeport-McMoRan Oil & Gas LLC
717 Texas, Suite 2100
Houston, TX 77002

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Attn:    Marketing Dept.
Fax:    713-579-6209

To Phillips:
Phillips 66 Company
600 North Dairy Ashford Road
Houston, TX 77079
Attn:    Manager/Americas Crude
Fax:     918.977.9287

14. The following shall be added as a new Section 11.24: “Imaged Agreement. Any fully executed agreement, confirmation or other related document, or recording may be scanned and stored electronically, or stored on computer tapes and disks, as may be practicable (the “Imaged Agreement”). The Imaged Agreement, if introduced as evidence on paper, the Confirmation if introduced as evidence in automated facsimile form, any recording, if introduced as evidence in its original form and as transcribed onto paper, and all computer records of the foregoing, if introduced as evidence in printed format, in any judicial, arbitration, mediation or administrative proceedings, will be admissible as between the Parties to the same extent and under the same conditions as other business records originated and maintained in documentary form. Neither Party shall object to the admissibility of any Imaged Agreement (or photocopies of the transcription of such Imaged Agreement) on the basis that such were not originated or maintained in documentary form under either the hearsay rule, the best evidence rule or other rule of evidence. However, nothing herein shall be construed as a waiver of any other objection to the admissibility of such evidence”.

15. Exhibit 3 shall be replaced in its entirety with the attached Exhibit 3.

16. Exhibit 4 shall be replaced in its entirety with the attached Exhibit 4.

17. Exhibit 5 shall be replaced in its entirety with the attached Exhibit 5.

II.
Except as otherwise set forth herein, this Amendment shall be effective as of the Effective Date.
III.
Except as herein changed, altered and amended, all of the terms, provisions, covenants and conditions contained in the Agreement, shall remain in full force and effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the Parties hereto, their heirs, representatives, successors and assigns. This Amendment may be executed by the Parties by facsimile or email/PDF which shall constitute an original agreement.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized representatives as of the Effective Date set forth above.

Phillips 66 Company By: /s/ Glenn E. Simpson Name: Glenn E. Simpson Title: General Manager	Freeport-McMoRan Oil & Gas LLC By: /s/ Doss R. Bourgeois Name: Doss R. Bourgeois Title: Executive Vice President, Exploration & Production

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EXHIBIT 3
BENCHMARK PRICE/SPECIFIED GRAVITY

POSTING GROUP	BENCHMARK PRICE*	SPECIFIED GRAVITY (DEGREES API)
Buena Vista	*******	*****º
Midway Sunset	*****	*****º
OCS	*******	*****º***

*    Subject to adjustments described in Section 3.2 of the Agreement.

**    Subject to ***** as set forth in Sections 3.1(a)(i) and (iii) of the Agreement.

*** This only applies to the 70% portion of the OCS Posting Group.

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EXHIBIT 4
POSTING GROUP/SUBJECT FIELD PRICING DIFFERENTIALS

SUBJECT FIELD	POSTING GROUP	SUBJECT FIELD PRICING DIFFERENTIAL

*****	OCS	($*****)
*****	OCS	($*****)
*****	OCS

*****	Midway Sunset
*****	Midway Sunset
*****	Midway Sunset
*****	Midway Sunset	($*****)

*****	Buena Vista*
*****	Buena Vista*
*****	Buena Vista*

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EXHIBIT 5
ILLUSTRATIVE EXAMPLE OF MONTHLY PRICE CALCULATION FOR
***** AND *****

This example is provided for illustrative purposes only; the prices used are for example purposes only and are from Argus Americas Crude report by Argus Media Ltd. Published April 18, 2011 for prices dated April 18, 2011 but effective for the month of delivery so indicated under the heading “Base”.

*****

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For avoidance of doubt, the following table provides the ***** calculation for the month of September, 2013:

*****

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For avoidance of doubt, the following table provides the ***** calculation for the month of July, 2011:

*****

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